SUPPLEMENT

DATED JULY 21, 2009

TO THE CURRENTLY EFFECTIVE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUSES

EACH DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (THE “PROSPECTUSES”)

The Prospectuses referenced above are revised as follows:

The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 and The Hartford Target Retirement 2030 Fund

The section in the Prospectuses entitled “How to Buy and Sell Shares – Proposed Reclassifications” is deleted and replaced with the following:

At a Special Meeting of Shareholders held on July 16, 2009, the shareholders of each of The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2020 Fund and The Hartford Target Retirement 2030 Fund (each, a “Fund”) approved the reclassification of Class B shares and Class C shares as Class A shares of each Fund. Following the reclassifications, each shareholder owning Class B shares or Class C shares of a Fund will own Class A shares of the same Fund equal to the aggregate value of their Class B or Class C shares.

It is expected that the reclassification of Class B shares and Class C shares will occur on or about July 24, 2009, after which all references in the Prospectuses to Class B and Class C shares of the Funds will be deleted.

This Supplement should be retained with your Prospectus for future reference.